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                         FOURTH AMENDMENT TO CREDIT AGREEMENT

    THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of the 9th day of July, 1996, by and among REGIS CORPORATION, a Minnesota corporation ("Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                                 W I T N E S S E T H:

    WHEREAS, Bank, Bank Hapoalim B.M. and Borrower entered into that certain Credit Agreement dated as of June 21, 1994, as amended by that certain Amendment to Credit Agreement dated as of March 10, 1995, that certain Second Amendment to Credit Agreement dated as of July 20, 1995 and that certain Third Amendment to Credit Agreement dated as of March 19, 1996 (collectively, the "Agreement");

    WHEREAS, pursuant to Paragraph 3 of the Second Amendment to Credit
Agreement dated July 20, 1995, Bank exercised the option to purchase all of Bank Hapoalim B.M.'s Commitment, Loan and Note, and the same has been sold, assigned and transferred to Bank; and

    WHEREAS, the parties hereto now desire to further amend the Agreement pursuant to this Amendment.

    NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

    1. INCORPORATION OF THE AGREEMENT. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in PARAGRAPH 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

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    2.   AMENDMENT OF THE AGREEMENT.  The Agreement is hereby amended as follows:

         (a) The definition of the term "MATURITY DATE" in PARAGRAPH 1.1 is hereby amended and restated to read as follows:

              "MATURITY DATE" means October 31, 1998.

         (b) The definition of the term "LIBOR MARGIN" in PARAGRAPH 1.1 is hereby amended and restated to read in its entirety as follows:

              "LIBOR MARGIN" means one and one-half percent (1.50%); provided, however, that as long as the ratio of Total Debt to the sum of Total Debt and Consolidated Net Worth does not exceed .35 to 1.00, LIBOR Margin shall mean one and 35/100 percent (1.35%).

         (c) The definition of the term "NOTES" in PARAGRAPH 1.1 is hereby deemed amended and restated to read in its entirety as follows:

              "NOTES" means that certain Substitute Revolving Note dated as of July 9, 1996 in the original maximum principal amount of $20,000,000 made payable by Borrower to the order of Bank, as such Notes may be amended, modified or supplemented from time to time, and together with any renewals thereof, exchanges or substitutions therefor.

         (d) Any and all references in PARAGRAPH 4A(14) to "one-half of one percent (.50%)" shall hereby be deemed amended to refer to and include "one-quarter of one percent (.25%)."

         (e) The Agreement is hereby deemed amended as the context shall require to effectuate the intent of the parties that (i) Bank be deemed the sole lending institution thereunder, (ii) the entire interest of Bank Hapoalim B.M. in the Commitment, Loan and Note has been transferred and assigned to the Bank pursuant to that certain Assignment of Note, Credit Agreement and Other Documents and Materials dated as of June 30, 1996, and (iii) the concept of the "Agent" be deleted therefrom, provided Bank shall assume any obligations, duties or responsibilities of such Agent contained in the Agreement.

    3. REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in ARTICLE 7 and all covenants set forth in ARTICLES 5 AND 6 of the Agreement shall be deemed remade and affirmed as of the date hereof by Borrower, except that any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Agreement.


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    4.   NO BREACH OR DEFAULT.  Borrower hereby represents and warrants that no
Event of Default, breach or default has occurred under the Agreement. Borrower further represents and affirms that there are no defenses, setoffs, claims or counterclaims which could be asserted against Banks or Agent related to the Agreement.

    5. EFFECTUATION. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

    6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

ATTEST:                                REGIS CORPORATION


By: /s/ F.E. Evangelist                 By: /s/ Paul D. Finkelstein
   ---------------------------            ------------------------------
 Its: Secretary                        Its: President


                                       LASALLE NATIONAL BANK


                                       By: /s/
                                          ------------------------------
                                        Its: Assistant Vice President


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